SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 17, 2004

                                  FemOne, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                              000-49661 88-0490890
                           ------------ --------------
           (Commission File Number) (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                            Telephone: (760) 448-2498

                   (Address and telephone number of principal
                    executive offices and place of business)

ITEM 4.  Changes in Registrant's Certifying Accountant.

Previous Independent Auditor
On February 17, 2004, the Board of Directors of FemOne, Inc., (the "Company"), terminated Dohan and Company, CPA's P.A. ("Dohan"), as its independent auditors. The decision to terminate the Company's relationship with Dohan did not involve a dispute with the Company over accounting policies or practices. The independent auditors' reports provided by Dohan on the Company's financial statements for the years ended June 30, 2003 and June 30, 2002 did not contain an adverse opinion or disclaimer of opinion. In connection with the audit of the Company's financial statements for the fiscal years ended June 30, 2003 and June 30, 2002 and the review of the Company's financial statements for the quarter ended September 30, 2003, there were no disagreements with Dohan for such annual or quarterly periods on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Dohan, would have caused Dohan to make reference to the matter in its reports.

The Company has requested Dohan to furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter is filed as an exhibit to this Form 8-K. New Independent Auditors

On February 23, 2004, we engaged Amisano Hanson, Chartered Accountants, as our new independent accountants for the year ended December 31, 2003. We have not consulted with Amisano Hanson regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, and no written report or oral advice was provided to the Company by Amisano Hanson concluding there was an important factor to be considered by the us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K.


ITEM 7.  Financial Statements and Exhibits

 c)      Exhibits

16.1 Letter to the Securities and Exchange Commission regarding the change in independent accountants

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
 Dated: February 23, 2004 FemOne, Inc.


By:/s/Raymond Grimm, Jr.
Raymond Grimm, Jr.
Chief Executive Officer

Exhibit 16.1


February 17, 2004




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Re:      FemOne, Inc. (the "Company")

Commissioners:

We have read the statements made by FemOne, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated February 17, 2004.

We agree with most of the statements concerning our Firm in such Form 8-K, except, that although our opinions for the past two (2) years have been unqualified; they have been modified as to uncertainty. We did comment in our report in the prior year that, "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company is in the development stage and has suffered recurring losses from operations and recurring deficiencies in working capital that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Sincerely,

/s/ Irene S. Salum, CPA

Irene S. Salum, CPA
Director
Dohan & Company
700 North Kendall Drive, 200
Miami, FL 33156